                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                             TRIANGLE CAPITAL TRUST

                             OFFER TO EXCHANGE ITS
                           9.375% CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES
                                  ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                           9.375% CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                 PURSUANT TO THE PROSPECTUS DATED             .

                    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS
                 WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
              ON             , 1997 UNLESS THE OFFER IS EXTENDED.
                  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                  NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                             BANKERS TRUST COMPANY

           By Mail:                           By Hand:                      By Overnight Mail:
  BT Services Tennessee, Inc.           Bankers Trust Company           BT Services Tennessee, Inc.
  Corporate Trust and Agency         Corporate Trust and Agency         Corporate Trust and Agency
             Group                              Group                              Group
      Reorganization Unit            Receipt and Delivery Window            Reorganization Unit
        P.O. Box 292737              123 Washington Street, 1st           648 Grassmere Park Road
   Nashville, TN 37229-2737                     Floor                       Nashville, TN 37211
                                         New York, NY 10006

                             For Information Call:
                                 (800) 735-7777
                            Confirm: (615) 835-3572
                           Facsimile: (615) 835-3701

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE SAME MEANING GIVEN THEM IN THE PROSPECTUS (AS DEFINED BELOW). YOU ARE ENCOURAGED TO REVIEW THE SECTION ENTITLED "CERTAIN DEFINED TERMS" IN THE PROSPECTUS.

     The undersigned acknowledges that he or she has received the Prospectus,
dated           , 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), of Triangle Bancorp, Inc., a North Carolina corporation (the "Company"), and Triangle Capital Trust, a Delaware business trust (the "Issuer Trust"), and this Letter of Transmittal, which together constitute the Company's and the Issuer Trust's offer (the "Exchange Offer") to exchange an aggregate liquidation amount of up to $20,000,000 of the Issuer Trust's 9.375% Capital Securities (the "Old Capital Securities") for a like aggregate liquidation amount of the Issuer Trust's 9.375% Capital Securities (the "New Capital Securities") which have been registered under the Securities Act of 1933 (the "Securities Act").

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Holders of Old Capital Securities whose certificates (the "Certificates") for such Old Capital Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Capital Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

ALL TENDERING HOLDERS COMPLETE THIS BOX
-------------------------------------------------------------------------------
 DESCRIPTION OF OLD CAPITAL SECURITIES TENDERED

 Name(s) and Address(es) of Registered Holder(s):

      (Please fill in, if blank)

 Certificate Number(s)*

 Aggregate Liquidation Amount of Old Capital Securities

 Liquidation Amount of Old Capital Securities Tendered**

 Total Amount Tendered:
 ------------------------------------------------------------------------------
 *  Need not be completed by book-entry holders.

 ** Old Capital Securities may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. All Old Capital Securities held shall be deemed tendered unless a lesser number is specified in this column.
-------------------------------------------------------------------------------

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-
    ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
                                  ---------------------------------------------
   DTC Account Number:
                                  ---------------------------------------------
   Transaction Code Number:
                                  ---------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

   Name of Registered Holders(s):
                                  ---------------------------------------------
   Window Ticket Number (if any):
                                  ---------------------------------------------
   Date of Execution of Notice of Guaranteed Delivery:
                                                       ------------------------
   Name of Institution which Guaranteed Delivery:
                                                  -----------------------------

If Guaranteed Delivery is to be made By Book-Entry Transfer:
    Name of Tendering Institution:  ____________________________________________
    DTC Account Number:  _______________________________________________________
    Transaction Code Number:  __________________________________________________

[ ] CHECK HERE IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-
    ENTRY TRANSFER AND NON-EXCHANGED OLD CAPITAL SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD CAPITAL
    SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________
    Address:  __________________________________________________________________

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company and the Issuer Trust the above described aggregate liquidation amount of Old Capital Securities in exchange for a like aggregate liquidation amount of New Capital Securities.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Old Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuer Trust all right, title and interest in and to such Old Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company and the Issuer Trust in connection with the Exchange Offer) with respect to the tendered Old Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (i) deliver Certificates for Old Capital Securities to the Company or the Issuer Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Capital Securities to be issued in exchange for such Old Capital Securities; (ii) present Certificates for such Old Capital Securities for transfer, and to transfer the Old Capital Securities on the books of the Issuer Trust; and (iii) receive for the account of the Issuer Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE ISSUER TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY, THE ISSUER TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Old Capital Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Capital Securities. The Certificate number(s) and the Old Capital Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Old Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Capital Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Capital Securities will be returned (or, in the case of Old Capital Securities tendered by book-entry transfer, such Old Capital Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Old Capital Securities pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus and in the instructions attached hereto will, upon the Company's and the Issuer Trust's acceptance for exchange of such tendered Old Capital Securities, constitute a binding agreement among the undersigned, the Company and the Issuer Trust upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company and the Issuer Trust may not be required to accept for exchange any of the Old Capital Securities tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Capital Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Capital Securities, that such New Capital Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Capital Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special

Delivery Instructions," please deliver New Capital Securities to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (A) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF TRIANGLE BANCORP, INC. OR THE ISSUER TRUST,
(B) ANY NEW CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (C) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW CAPITAL SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (D) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW CAPITAL SECURITIES. BY TENDERING OLD CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD CAPITAL SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (X) SUCH OLD CAPITAL SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (Y) SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) IN CONNECTION WITH ANY RESALE OF SUCH NEW CAPITAL SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     THE UNDERSIGNED ACKNOWLEDGES THAT THIS EXCHANGE OFFER IS BEING MADE BY THE COMPANY AND THE ISSUER TRUST BASED UPON THE COMPANY'S AND ISSUER TRUST'S UNDERSTANDING OF AN INTERPRETATION BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") AS SET FORTH IN NO-ACTION LETTERS ISSUED TO THIRD PARTIES, THAT THE NEW CAPITAL SECURITIES ISSUED IN EXCHANGE FOR OLD CAPITAL SECURITIES BY HOLDERS THEREOF (OTHER THAN TO HOLDERS THAT ARE "AFFILIATES" OF THE COMPANY OR THE ISSUER TRUST WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT), MAY BE SO ISSUED WITHOUT COMPLIANCE WITH THE REGISTRATION AND PROSPECTUS DELIVERY PROVISIONS OF THE SECURITIES ACT, PROVIDED THAT: (i) SUCH HOLDERS ARE NOT AFFILIATES OF THE COMPANY OR THE ISSUER TRUST WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT; (ii) SUCH NEW CAPITAL SECURITIES ARE ACQUIRED IN THE ORDINARY COURSE OF SUCH HOLDERS' BUSINESS; AND (iii) SUCH HOLDERS ARE NOT ENGAGED IN, AND DO NOT INTEND TO ENGAGE IN, A DISTRIBUTION OF SUCH NEW CAPITAL SECURITIES AND HAVE NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION OF SUCH NEW CAPITAL SECURITIES. HOWEVER, THE STAFF OF THE COMMISSION HAS NOT CONSIDERED THE EXCHANGE OFFER IN THE CONTEXT OF A NO-ACTION LETTER AND THERE CAN BE NO ASSURANCE THAT THE STAFF OF THE COMMISSION WOULD MAKE A SIMILAR DETERMINATION WITH RESPECT TO THE EXCHANGE OFFER AS IN OTHER CIRCUMSTANCES. IF A HOLDER OF OLD CAPITAL SECURITIES IS AN AFFILIATE OF THE COMPANY, OR IS ENGAGED IN OR INTENDS TO ENGAGE IN A DISTRIBUTION OF THE NEW CAPITAL SECURITIES OR HAS ANY ARRANGEMENT OR UNDERSTANDING WITH RESPECT TO THE DISTRIBUTION OF THE NEW CAPITAL SECURITIES TO BE ACQUIRED PURSUANT TO THE EXCHANGE OFFER, SUCH HOLDER COULD NOT RELY ON THE APPLICABLE INTERPRETATIONS OF THE STAFF OF THE COMMISSION AND MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY SECONDARY RESALE TRANSACTION.

     THE COMPANY AND THE ISSUER TRUST HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF NEW CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR OLD CAPITAL SECURITIES, WHERE SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF

MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING NINETY
(90) DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW CAPITAL SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OR THE ISSUER TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW CAPITAL SECURITIES PURSUANT TO THE PROSPECTUS UNTIL (A) THE COMPANY AND THE ISSUER TRUST HAVE AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR (B) THE COMPANY OR THE ISSUER TRUST HAS GIVEN NOTICE THAT THE SALE OF THE NEW CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY OR THE ISSUER TRUST GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE NEW CAPITAL SECURITIES, IT SHALL EXTEND THE NINETY (90) DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW CAPITAL SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW CAPITAL SECURITIES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY OR THE ISSUER TRUST HAS GIVEN NOTICE THAT THE SALE OF NEW CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

     Holders of Old Capital Securities whose Old Capital Securities are accepted for exchange will not receive accumulated Distributions on such Old Capital Securities for any period from and after the last Distribution Payment Date to which Distributions have been paid or duly provided for on such Old Capital Securities prior to the original issue date of the New Capital Securities or, if no such Distributions have been paid or duly provided for, will not receive any accumulated Distributions on such Old Capital Securities, and the undersigned waives the right to receive any Distributions on such Old Capital Securities accumulated from and after such Distribution Payment Date or, if no such Distributions have been paid or duly provided for, from and after June 3, 1997.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD CAPITAL SECURITIES" ABOVE AND BY SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD CAPITAL SECURITIES AS SET FORTH IN SUCH BOX. HOLDER(S) SIGN HERE (SEE INSTRUCTIONS 2, 5 AND 6) (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 13) (NOTE:
SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2):

     Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Capital Securities hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Issuer Trust or the Exchange Agent for the Old Capital Securities to comply with the restrictions on transfer applicable to the Old Capital Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

________________________________________________________________________________
________________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

Date:  _________________________________________________________________________

Name(s):  ______________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title): _________________________________________________________

Address:  ______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:  _______________________________________________

________________________________________________________________________________
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBERS(S))

GUARANTEE OF SIGNATURE(S)(SEE INSTRUCTIONS 2 AND 5):

________________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

Date:  ___________________________________________________________________, 1997


Name of Firm:  _________________________________________________________________


Capacity (full title):  ________________________________________________________
                                 (PLEASE PRINT)

Address:  ______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:  _______________________________________________

________________________________________________________________________________
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBERS(S))

SPECIAL ISSUANCE INSTRUCTIONS: (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if New Capital Securities or Old Capital Securities that are not tendered are to be issued in the name of someone other than the registered holder(s) of the Old Capital Securities whose name(s) appear(s) above.

Issue

[ ] Old Capital Securities not tendered to:

[ ] New Capital Securities, to:

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:  _______________________________________________

________________________________________________________________________________


________________________________________________________________________________
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBERS(S))

SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 5 AND 6):

To be completed ONLY if New Capital Securities or Old Capital Securities that are not tendered are to be sent to someone other than the registered holder(s) of the Old Capital Securities whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

[ ] Old Capital Securities not tendered to:

[ ] New Capital Securities, to:

Address:  ______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: ________________________________________________

________________________________________________________________________________

________________________________________________________________________________
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBERS(S))

                                  INSTRUCTIONS
                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus. Certificates, or timely book-entry confirmation of a book-entry transfer of such Old Capital Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof) or an Agent's Message, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The term "book-entry confirmation" means a timely written confirmation from DTC of book-entry transfer of Old Capital Securities into the Exchange Agent's account at DTC. Old Capital Securities may be tendered in whole or in part in the principal amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof, provided that, if any Old Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 (100 Capital Securities) or any integral multiple of $1,000 in excess thereof.

     Holders who wish to tender their Old Capital Securities and (i) whose Old Capital Securities are not immediately available or (ii) who cannot deliver their Old Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below);
(b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (c) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Capital Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof) or an Agent's Message, properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering Old Capital Securities" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association. THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Neither the Company nor the Issuer Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Capital Securities) of Old Capital Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

          (ii) such Old Capital Securities are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Capital Securities" is inadequate, the Certificate number(s) and/or the principal amount of Old Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Capital Securities will be accepted only in the principal amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 (100 Capital Securities) or any integral multiple of $1,000 in excess thereof. If less than all the Old Capital Securities evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Capital Securities which are to be tendered in the box entitled "Principal Amount of Old Capital Securities Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Old Capital Securities that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Capital Security, promptly after the Expiration Date unless the appropriate boxes on this Letter of Transmittal are completed. All Old Capital Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Old Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Capital Securities to be withdrawn, the aggregate liquidation amount of Old Capital Securities to be withdrawn, and (if Certificates for Old Capital Securities have been tendered) the name of the registered holder of the Old Capital Securities as set forth on the Certificate for the Old Capital Securities, if different from that of the person who tendered such Old Capital Securities. If Certificates for the Old Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Capital Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Capital Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Capital Securities tendered for the account of an Eligible Institution. If Old Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Capital Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Old Capital Securities may not be rescinded. Old Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Capital Securities."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company and the Issuer Trust, in their sole discretion, whose determination shall be final and binding on all parties. The Company and the Issuer Trust, any affiliates or assigns of the Company and the Issuer Trust, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Capital Securities which have been tendered but which are withdrawn on or prior to the Expiration Date will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Capital Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Capital Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Capital Securities are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company and the Issuer Trust, in their sole discretion, of each such person's authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Old Capital Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Capital Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Capital Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company, the Issuer Trust or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Old Capital Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Capital Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

     7. IRREGULARITIES. The Company and the Issuer Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Capital Securities, which determination shall be final and binding on all parties. The Company and the Issuer Trust reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company and the Issuer Trust, be unlawful. The Company and the Issuer Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Capital Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's and the Issuer Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, the Issuer Trust, any affiliates or assigns of the Company, the Issuer Trust, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Old Capital Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Capital Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Capital Securities. If the Old Capital Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. WAIVER OF CONDITIONS. The Company and the Issuer Trust reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Capital Securities, by execution and delivery of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Capital Securities for exchange.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     13. SECURITY TRANSFER TAXES. Holders who tender their Old Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

      TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS (SEE INSTRUCTION 9)
--------------------------------------------------------------------------------

                      PAYER'S NAME: BANKERS TRUST COMPANY
--------------------------------------------------------------------------------

  SUBSTITUTE                        PART 1 -- PLEASE PROVIDE YOUR TIN ON                        Social Security Number
                                    THE LINE AT RIGHT AND CERTIFY BY                      ----------------------------------
  FORM W-9                          SIGNING AND DATING BELOW.                                             OR
                                                                                          ----------------------------------
                                                                                            Employer Identification Number
                                    ------------------------------------------------------------------------------------------
                                    PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
  DEPARTMENT OF THE TREASURY        (1) the number shown on this form is my correct taxpayer identification number (or I am
  INTERNAL REVENUE SERVICE              waiting for a number to be issued to me);
                                    (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and
                                    (3) any other information provided on this form is true and correct.
                                    ------------------------------------------------------------------------------------------

  PAYER'S REQUEST FOR                CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in              PART 3 --
  TAXPAYER IDENTIFICATION NUMBER     Part 2 above if you have been notified by the IRS that you are            AWAITING TIN [ ]
  (TIN) AND CERTIFICATION            subject to backup withholding because of underreporting
                                     interest or dividends on your tax return and you have not
                                     been notified by the IRS that you are no longer subject to backup withholding.
                                     SIGNATURE _______________________ DATE ______________, 1997
                                     ___________________________________________________________
                                     NAME (PLEASE PRINT)

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
      RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Capital Securities shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

_______________________________________   ______________________________, 1997
                 SIGNATURE                             DATE

 ______________________________________
           NAME (PLEASE  PRINT)